Restructuring	3 Months Ended
Sep. 30, 2023
Restructuring Charges [Abstract]
Restructuring

2. Restructuring

On July 20, 2023, the Company's executive officers, authorized by the Board of Directors (the "Board") to take such action, approved an organizational restructuring plan (the "Plan") intended to expand margin through simplification and improved execution, measurably reduce costs, improve cash management, monetize assets, reduce debt and grow revenue of its key brands. As part of the Plan, there was a reduction in force affecting approximately 25 roles, or 4% of the workforce. The total restructuring expense, shown on a separate line in the Company's condensed consolidated statements of operations and comprehensive income, for the three months ended September 30, 2023 was $4.0 million, substantially all of which was related to employee severance and related benefit costs. The amount is expected to be paid over the next 24 months.

The following table presents the changes in the Company's restructuring-related accrued employee compensation liabilities:

(in thousands)
Balance at June 30, 2023	$-
Restructuring expense	4,002
Cash payments	(393)
Balance at September 30, 2023	$3,609